Exhibit 10.2


THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. IT MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.


                                 NUMOBILE, INC.

                                 PROMISSORY NOTE


$5,000,000.00                                                September 9, 2009
                                                          Louisville, Kentucky


         FOR VALUE RECEIVED, NUMOBILE, INC., a Nevada corporation (the "BORROWER") promises to pay to Aubrey C. Brown ("LENDER"), or his registered assigns, subject to the terms and conditions set forth herein, in lawful money of the United States of America the principal sum of Five Million and 0/100 Dollars ($5,000,000.00), or such lesser amount as shall equal the outstanding principal amount hereof, together with interest (a) from the date of this Note (with respect to the Initial Principal Amount) (as defined below) on the unpaid Initial Principal Amount balance, and (b) subject to the satisfaction of the Final Principal Amount Conditions (as defined below), from April 1, 2011 (with respect to the Final Principal Amount) (as defined below) on the unpaid Final Principal Amount balance, at a rate equal to eight percent (8%) per annum, computed on the basis of the actual number of days elapsed and a year of 365 days. One Million and 0/100 Dollars ($1,000,000) (the "INITIAL PRINCIPAL AMOUNT") (less any principal payments with respect to the Initial Principal Amount previously paid in accordance with the terms hereof), of the principal sum under this Note, together with any then unpaid and accrued interest on the Initial Principal Amount, and other amounts payable hereunder with respect to the Initial Principal Amount, shall be due and payable on the earlier of (i) September 9, 2010 (the "INITIAL MATURITY DATE"), or (ii) when, upon or after the occurrence of an Event of Default (as defined below) such amounts are declared due and payable by Lender or made automatically due and payable in accordance with the terms hereof. Subject to the satisfaction of the Final Principal Amount Conditions, Four Million and 0/100 Dollars ($4,000,000) (the "FINAL PRINCIPAL AMOUNT") (less any principal payments with respect to the Final Principal Amount previously paid in accordance with the terms hereof), of the principal sum under this Note, together with any then unpaid and accrued interest on the Final Principal Amount, and other amounts payable hereunder with respect to the Final Principal Amount, shall be due and payable on the earlier of (i) September 9, 2014 (the "FINAL MATURITY DATE"), or (ii) when, upon or after the occurrence of an Event of Default (as defined below) such amounts are declared due and payable by Lender or made automatically due and payable in accordance with the terms hereof. If the Final Principal Amount Conditions are not satisfied, payment of the Initial Principal Amount, together with interest and other payments due on the Initial Principal Amount, shall be deemed payment in full of this Note and, subject to such payment, this Note shall be deemed paid in full and cancelled on April 1, 2011.

         The following is a statement of the rights of Lender and the conditions to which this Note is subject, and to which Lender, by the acceptance of this Note, agrees:

         1. DEFINITIONS. As used in this Note, the following capitalized terms have the following meanings:

                  (a) the "BORROWER" includes the corporation initially executing this Note and any Person which shall succeed to or assume the obligations of the Borrower under this Note.

                  (b) "EVENT OF DEFAULT" has the meaning given in SECTION 3 hereof.

                  (c) "FINAL PRINCIPAL AMOUNT CONDITIONS" means the following conditions, the satisfaction of which shall be a condition to the obligations of the Borrower to pay the Final Principal Amount, any interest thereon, and any other payments with respect thereto: Prior to April 1, 2011, Enhance Network Communication, Inc. shall enter into a contract with respect to its proprietary technology that contemplates the generation of at least $20,000,000 in revenue and $8,000,000 or gross margin.

                  (d) "LENDER" shall mean the Person specified in the introductory paragraph of this Note or any Person who shall at the time be the registered holder of this Note.

                  (e) "OBLIGATIONS" shall mean and include all principal, interest and obligations, howsoever arising, owed by the Borrower to Lender, now existing or hereafter arising under or pursuant to the terms of this Note, provided that, no obligations shall arise under this Note with respect to principal, interest, or other payments with respect to the Final Principal Amount unless the Final Principal Amount Conditions shall be met, and provided further that, no obligations shall arise under this Note with respect to principal, interest or other payments with respect to the Final Principal Amount prior to April 1, 2011.

                  (f) "PERSON" shall mean and include an individual, a partnership, a corporation (including a business trust), a joint stock company, a limited liability company, an unincorporated association, a joint venture or other entity or a governmental authority.

                  (g) "SECURITIES ACT" shall mean the Securities Act of 1933, as amended.

                  (h) "TRANSACTION DOCUMENTS" shall mean this Note.

         2. PREPAYMENT. Upon ten (10) days prior written notice to Lender, the Borrower may prepay this Note in whole or in part; provided that any such prepayment will be applied first to the payment of expenses due under this Note, second to interest accrued on this Note and third, if the amount of prepayment exceeds the amount of all such expenses and accrued interest, to the payment of principal of this Note.

         3. EVENTS OF DEFAULT. The occurrence of any of the following shall constitute an "EVENT OF DEFAULT" under this Note and the other Transaction
Documents:


                  (a) FAILURE TO PAY. The Borrower shall fail to pay (i) when due any principal or interest payment on the due date hereunder or (ii) any other payment required under the terms of this Note on the date due and such payment shall not have been made within five (5) days of the Borrower's receipt of Lender's written notice to the Borrower of such failure to pay; or

                  (b) VOLUNTARY BANKRUPTCY OR INSOLVENCY PROCEEDINGS. The Borrower shall (i) apply for or consent to the appointment of a receiver, trustee, liquidator or custodian of itself or of all or a substantial part of its property, (ii) be unable, or admit in writing its inability, to pay its debts generally as they mature, (iii) make a general assignment for the benefit of its or any of its creditors, (iv) be dissolved or liquidated, (v) become insolvent (as such term may be defined or interpreted under any applicable statute), (vi) commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or consent to any such relief or to the appointment of or taking possession of its property by any official in an involuntary case or other proceeding commenced against it, or (vii) take any action for the purpose of effecting any of the foregoing; or

                  (c) INVOLUNTARY BANKRUPTCY OR INSOLVENCY PROCEEDINGS. Proceedings for the appointment of a receiver, trustee, liquidator or custodian of the Borrower or of all or a substantial part of the property thereof, or an involuntary case or other proceedings seeking liquidation, reorganization or other relief with respect to the Borrower or the debts thereof under any bankruptcy, insolvency or other similar law now or hereafter in effect shall be commenced and an order for relief entered or such proceeding shall not be dismissed or discharged within 30 days of commencement.

         4. RIGHTS OF LENDER UPON DEFAULT. Upon the occurrence or existence of any Event of Default (other than an Event of Default described in SECTIONS 3(B) or 3(C)) and at any time thereafter during the continuance of such Event of Default, Lender may, by written notice to the Borrower, declare all outstanding Obligations payable by the Borrower hereunder to be immediately due and payable without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived. Upon the occurrence or existence of any Event of Default described in SECTIONS 3(B) and 3(C), immediately and without notice, all outstanding Obligations payable by the Borrower hereunder shall automatically become immediately due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived. In addition to the foregoing remedies, upon the occurrence or existence of any Event of Default, Lender may exercise any other right power or remedy granted to it by the Transaction Documents or otherwise permitted to it by law, either by suit in equity or by action at law, or both.

         5. REPRESENTATIONS AND WARRANTIES.

                  (a) REPRESENTATIONS AND WARRANTIES OF THE BORROWER. The Borrower hereby represents and warrants to the Lender:

                           (i) AUTHORITY. The execution, delivery and
performance by the Borrower of the Note and the consummation of the transactions contemplated thereby (i) are within the power of the Borrower and (ii) have been duly authorized by all necessary actions on the part of the Borrower.

                           (ii) ENFORCEABILITY. The Note has been duly executed
and delivered by the Borrower and constitutes a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as limited by bankruptcy, insolvency or other laws of general application relating to or affecting the enforcement of creditors' rights generally and general principles of equity.

                           (iii) APPROVALS. No consent, approval, order or
authorization of, or registration, declaration or filing with, any governmental authority or other Person (including, without limitation, the shareholders of any Person) is required in connection with the execution and delivery of the Note and the performance and consummation of the transactions contemplated thereby, except for those consents which have been obtained.

                  (b) REPRESENTATIONS AND WARRANTIES OF THE LENDER. Lender hereby represents and warrants to the Borrower:

                           (i) AUTHORITY. The purchase of the Note, and the
execution and delivery by the Lender of the Note (i) are within the power of the Lender and (ii) have been duly authorized by all necessary actions on the part of the Lender.

                           (ii) ENFORCEABILITY. The Note has been duly executed
and delivered by the Lender and constitutes a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as limited by bankruptcy, insolvency or other laws of general application relating to or affecting the enforcement of creditors' rights generally and general principles of equity.

                           (iii) APPROVALS. No consent, approval, order or
authorization of, or registration, declaration or filing with, any governmental authority or other Person (including, without limitation, the shareholders of any Person) is required in connection with the purchase of the Note, and the execution and delivery of the Note, except for those consents which have been obtained.

                           (iv) SECURITIES LAW COMPLIANCE. Lender has been
advised that the Note has not been registered under the Securities Act, or any state securities laws and, therefore, cannot be resold unless they are registered under the Securities Act and applicable state securities laws or unless an exemption from such registration requirements is available. Such Lender is aware that the Borrower is under no obligation to effect any such registration with respect to the Note or to file for or comply with any exemption from registration. Such Lender has not been formed solely for the purpose of making this investment and is purchasing the Note for its own account for investment, not as a nominee or agent, and not with a view to, or for resale in connection with, the distribution thereof. Lender has such knowledge and experience in financial and business matters that such Lender is capable of evaluating the merits and risks of such investment, is able to incur a complete loss of such investment and is able to bear the economic risk of such investment for an indefinite period of time. Lender is an accredited investor as such term is defined in Rule 501 of Regulation D under the Securities Act. Lender is able to bear the economic risk of the purchase of the Note.


         6. SUCCESSORS AND ASSIGNS. Subject to the restrictions on transfer described in SECTIONS 9 and 10 below, the rights and obligations of the Borrower and Lender shall be binding upon and benefit the successors, assigns, heirs, administrators and transferees of the parties.

         7. WAIVER AND AMENDMENT. Any provision of this Note may be amended, waived or modified upon the written consent of the Borrower and the Lender.

         8. TRANSFER OF THIS NOTE. With respect to any offer, sale or other disposition of this Note, Lender will give written notice to the Borrower prior thereto, describing briefly the manner thereof, together with a written opinion of Lender's counsel, or other evidence if reasonably satisfactory to the Borrower, to the effect that such offer, sale or other distribution may be effected without registration or qualification (under any federal or state law then in effect). Upon receiving such written notice and reasonably satisfactory opinion, if so requested, or other evidence, the Borrower, as promptly as practicable, shall notify Lender that Lender may sell or otherwise dispose of this Note, all in accordance with the terms of the notice delivered to the Borrower. If a determination has been made pursuant to this SECTION 9 that the opinion of counsel for Lender, or other evidence, is not reasonably satisfactory to the Borrower, the Borrower shall so notify Lender promptly after such determination has been made. Each Note thus transferred shall bear a legend as to the applicable restrictions on transferability in order to ensure compliance with the Securities Act, unless in the opinion of counsel for the Borrower such legend is not required in order to ensure compliance with the Securities Act. The Borrower may issue stop transfer instructions to its transfer agent in connection with such restrictions. Subject to the foregoing, transfers of this Note shall be registered upon registration books maintained for such purpose by or on behalf of the Borrower. Prior to presentation of this Note for registration of transfer, the Borrower shall treat the registered holder hereof as the owner and holder of this Note for the purpose of receiving all payments of principal and interest hereon and for all other purposes whatsoever, whether or not this Note shall be overdue and the Borrower shall not be affected by notice to the contrary.

         9. ASSIGNMENT BY THE BORROWER. Neither this Note nor any of the rights, interests or obligations hereunder may be assigned, by operation of law or otherwise, in whole or in part, by the Borrower without the prior written consent of the Holder.

         10. NOTICES. All notices, requests, demands, consents, instructions or other communications required or permitted hereunder shall in writing and faxed, mailed or delivered to each party at the respective addresses of the parties as set forth on the signature page hereto, or at such other address or facsimile number as such party shall have furnished to the other party in writing. All such notices and communications will be deemed effectively given the earlier of
(i) when received, (ii) when delivered personally, (iii) one business day after being delivered by facsimile (with receipt of appropriate confirmation), (iv) one business day after being deposited with an overnight courier service of recognized standing or (v) four days after being deposited in the U.S. mail, first class with postage prepaid.

         11. USURY. In the event any interest is paid on this Note which is deemed to be in excess of the then legal maximum rate, then that portion of the interest payment representing an amount in excess of the then legal maximum rate shall be deemed a payment of principal and applied against the principal of this Note.

         12. WAIVERS. The Borrower hereby waives notice of default, presentment or demand for payment, protest or notice of nonpayment or dishonor and all other notices or demands relative to this instrument.

         13. GOVERNING LAW. This Note and all actions arising out of or in connection with this Note shall be governed by and construed in accordance with the laws of the State of Nevada, without regard to the conflicts of law provisions of the State of Nevada, or of any other state.

                            [SIGNATURE PAGE FOLLOWS]

                        SIGNATURE PAGE TO PROMISSORY NOTE

         The Borrower has caused this Note to be issued and delivered, and the Lender has caused this Note to be duly executed and delivered, as of the date first written above.



                                       NUMOBILE, INC.



                                       By:       /s/ James Tilton
                                                 -------------------------------
                                       Name:     James Tilton
                                                 -------------------------------
                                       Title:    Chief Executive Officer
                                                 -------------------------------

                                       INITIAL ADDRESS FOR NOTICE:

                                                 2520 South Third Street #206
                                                 -------------------------------
                                                 Louisville, Kentucky 40208
                                                 -------------------------------
                                                 Fax: 502-636-2806
                                                 -------------------------------
                                                 Phone:   502-636-2807
                                                 -------------------------------
                                                 Attn:    President
                                                 -------------------------------





                    /s/ Aubrey C. Brown
                    ----------------------------------------------
                    Aubrey C. Brown

INITIAL ADDRESS FOR NOTICE:

         19925 Stevens Creek Blvd., Suite 100
         ---------------------------------------------------------
         Cupertino, CA 95014
         ---------------------------------------------------------
         Phone: 408-244-8500
         ---------------------------------------------------------
         Fax: 800-290-7064
         ---------------------------------------------------------

         ---------------------------------------------------------




                       SIGNATURE PAGE TO PROMISSORY NOTE